UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 29, 2005

GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-22462 (Commission File Number)	16-1445150 (IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York
14219-0228
 (Address of principal executive offices) (Zip Code)

(716) 826-6500

Registrant’s telephone number, including area code:

______________________________________________________
(Former name or former address, if changed since last report)

Item 8.01.     Other Events.

           The registrant released the following press release on November 23, 2005:

           Exhibit 99.1 is incorporated by reference under this Item 8.01

Item 9.01.     Financial Statements and Exhibits.

            (c)    Exhibits.

            99.1 Text of Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2005	GIBRALTAR INDUSTRIES, INC.

By: /s/ David W. Kay
Name: David W. Kay
Title: Executive Vice President
Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Text of Press Release